Filed Pursuant to Rule 497(a)(1)

File Nos. 333-180689 and 333-180690

Rule 482 AD

New Mountain Finance Corporation Announces Completion of Public Offering of Common Stock

New York, NY – 07/17/2012 – New Mountain Finance Corporation (the “Company”) (NYSE: NMFC) announced today that it has completed a public offering of 5,250,000 shares of its common stock at a public offering price of $14.35 per share for total gross proceeds of approximately $75.3 million. In connection with the offering, the Company has granted the underwriters for the offering an option to purchase up to an additional 787,500 shares of common stock.

The Company intends to use all of the net proceeds from this offering to acquire common membership units from New Mountain Finance Holdings, L.L.C. New Mountain Finance Holdings, L.L.C., in turn, intends to use the net proceeds for new investments in portfolio companies in accordance with its investment objective and strategies, the temporary repayment of indebtedness (which will be subject to reborrowing), to pay the Company’s and its operating expenses and distributions to its members, and for general corporate purposes.

The joint-lead book-running managers for the offering are Goldman, Sachs & Co., Wells Fargo Securities, LLC and Morgan Stanley & Co. LLC. The co-lead managers for the offering are Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets, LLC. The co-managers are Robert W. Baird & Co. Incorporated, BB&T Capital Markets, a division of Scott & Stringfellow, LLC, and Janney Montgomery Scott LLC.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement dated July 12, 2012 and accompanying prospectus dated July 10, 2012, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The shares have been issued from the Company’s shelf registration statement relating to these securities on file with and declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282, or by calling (866) 471-2526, sending a request via facsimile at (212) 902-9316, or by email: prospectus-ny@ny.email.gs.com; Wells Fargo Securities, LLC, Attn: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152-4077, or by calling (800) 326-5897, or by email: cmclientsupport@wellsfargo.com; or Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, or by calling (866) 718-1649, or by email: prospectus@morganstanley.com.

About New Mountain Finance Corporation

New Mountain Finance Corporation is a closed-end, non-diversified and externally managed investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. The Company used all of the proceeds from its initial public offering as well as the proceeds from its concurrent private placement to acquire common membership units from New Mountain Finance Holdings, L.L.C. The investment objective of New Mountain Finance Holdings, L.L.C. is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, investments may include small equity interests. New Mountain Finance Holdings, L.L.C.’s investment activities are managed by its Investment Adviser, New Mountain Finance Advisers BDC, L.L.C., which is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein. All forward-looking statements speak only as of the time of this press release.

SOURCE: New Mountain Finance Corporation

New Mountain Finance Corporation

Adam Weinstein, Chief Financial Officer

212-220-4247